UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2025

GSR III Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42399	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5900 Balcones Drive, Suite 100 Austin, TX 78731	78731
(Address of Principal Executive Offices)	(Zip Code)

(914-369-4400)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one seventh of one right	GSRTU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	GSRT	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one Class A ordinary share	GSRTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On April 21, 2025, GSR III Acquisition Corp., a Cayman Islands exempted company (“GSRT”), and Terra Innovatum s.r.l., an Italian limited liability company (“Terra Innovatum” and, together with GSRT, the “Registrant Parties”), entered into a business combination agreement (the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement as described below are hereinafter referred to as the “Business Combination” and the closing date of the Business Combination is hereinafter referred to as the “Closing.” All of the terms used, but not defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement.

In connection with the Business Combination, the GSRT will be become a wholly owned subsidiary of a Dutch public limited liability company (“PubCo”) to be formed as described in the Business Combination Agreement

The Business Combination Agreement and the transactions contemplated thereby were approved by the board of directors of GSRT.

The Business Combination

Upon the terms and subject to the conditions of the Business Combination Agreement, in accordance with the laws of the State of New York, and prior to or at the Closing, the Registrant Parties will enter into the following transactions (the “Transactions”):

●	Terra Innovatum will cause to be formed an Italian limited liability company (Italian Società a responsabilità limitata) with the same quotaholders in the same ownership percentages as Terra Innovatum (“New TopCo”);

●	Following the formation of New TopCo, Terra Innovatum will effectuate a restructuring whereby the Terra Innovatum Quotaholders will contribute 100% of their respective quotas in the capital of Terra Innovatum to New TopCo (the “Contribution”);

●	As a result of the Contribution, Terra Innovatum will become a wholly owned subsidiary of New TopCo;

●	Following the Contribution, New TopCo will convert into a Dutch public limited liability company (naamloze vennootschap) (“Conversion”), for the purpose of participating in the Transactions and becoming the holding company for Terra Innovatum and Terra MergerCo (as defined below) (the Contribution and the Conversion collectively, the “Terra Pre-Closing Restructuring,” and such reorganization plan, the “Terra Pre-Closing Restructuring Plan”);

●	New TopCo will establish a Cayman Island subsidiary (“Terra MergerCo”) as a direct wholly owned subsidiary of New TopCo; and

●	As part of the business combination, Terra MergerCo will merge with and into GSRT (the “Merger”), with GSRT as the surviving company in the merger and, after giving effect to the Merger and the related share exchange, GSRT will become a wholly owned Subsidiary of New TopCo (New TopCo as publicly traded company hereby referred to as “PubCo”) and each issued and outstanding GSRT Ordinary Share will be exchanged into one PubCo Ordinary Share.

Transaction Consideration

As of the date of this filing, GSRT has approximately $230,000,000 in the Trust Account (including an aggregate of approximately $9,200,000 of deferred underwriting commissions being held in the Trust Account). In addition, the Business Combination Agreement permits GSRT to raise additional equity financing prior to the Closing, subject to certain terms and conditions. The Terra Pre-Closing Restructuring Plan and Business Combination Agreement value Terra Innovatum at a pre-money equity valuation of $475 million. The Terra Innovatum Quotaholders will hold preferred shares in PubCo that are convertible into common shares upon certain triggers occurring or milestones achieved within certain defined time periods.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including with respect to corporate organization and authorization, third-party consents, capitalization, financial statements, material contracts, tax matters, compliance with laws, employee and benefits matters and intellectual property, among others. Effective immediately following the Closing, PubCo’s board of directors shall be comprised of seven directors, two of whom shall be designated by GSR III Sponsor LLC (“Sponsor”) and five of whom shall be designated by Terra Innovatum prior to the Closing.

Conditions to Each Party’s Obligations

The Closing is subject to certain customary conditions, including, but not limited to, (i) the requisite approvals of the shareholders of GSRT, (ii) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (if applicable), (iii) the PubCo ordinary shares being approved for listing on Nasdaq, (iv) the registration statement to be filed with the Securities and Exchange Commission shall have been declared effective and no stop order shall have been issued, (v) the Terra Pre-Closing Restructuring shall have been consummated prior to the Closing in all material respects in accordance with the Terra Pre-Closing Restructuring Plan, (vi) GSRT shall have net tangible assets of at least $5,000,001, (vii) GSRT shall have Available Cash of no less than $25,000,000 as immediately prior to the Closing; (viii) performance of each parties’ covenants to be performed under the Business Combination Agreement in all material respects.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, (i) by mutual written consent of Terra Innovatum or GSRT, (ii) by written notice from Terra Innovatum or GSRT if any Governmental Authority shall have enacted any Governmental Order which has become final and non-appealable and has the effect of making consummation of the Business Combination illegal or otherwise preventing or prohibiting consummation of the Business Combination, (iii) by written notice from Terra Innovatum if GSRT shareholder approval is not obtained by reason of the failure to obtain the required vote at the GSRT’s shareholder meeting, (iv) by written notice from Terra Innovatum or GSRT (A) if there is any breach of any representation, warranty, covenant or agreement on the part of the counterparty set forth the Business Combination Agreement, subject to the cure periods described therein, (B) the Closing has not occurred on or before December 31, 2025, unless the terminating party is in material breach of the Business Combination Agreement.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations and other miscellaneous provisions, except in the case of fraud or willful and material breach of the Business Combination Agreement.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly with the U.S. Securities and Exchange Commission (the “SEC”) and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. GSRT does not believe that these schedules contain information that is material to an investment decision.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor, GSRT and Terra Innovatum entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor agrees, among other things, (i) to vote at any meeting of GSRT’s shareholders, and in any action by written consent of GSRT’s shareholders, all of its GSRT equity securities in favor of the adoption and approval of the Business Combination Agreement, the transactions contemplated thereby, and the other approvals contemplated to be sought with respect thereto; (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to such securities and on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Registration Rights Agreement

At the Closing, Sponsor and Terra Innovatum, among others (collectively, the “Holders”), and GSRT will amend and restate the Registration Rights Agreement, dated as of November 7, 2024, by and between GSRT and Sponsor (as amended and restated, the “Registration Rights Agreement”), pursuant to which, among other things, PubCo will agree to use commercially reasonable efforts to file a registration statement for a shelf registration on Form S-1 or Form S-3 within 60 days following Closing and the Holders will be granted certain customary registration rights with respect to the securities of PubCo.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of PubCo’s ordinary shares pursuant to the Business Combination Agreement is incorporated by reference herein. The ordinary shares issuable pursuant to the Business Combination Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On April 22, 2025, an article was published, relating to, among other things, the Business Combination. A copy of the article is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

In connection with the business combination, PubCo and the Registrant Parties will file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus of PubCo relating to the offer of securities to be issued in connection with the business combination, and a preliminary proxy statement of GSRT to be distributed to holders of GSRT’s ordinary shares in connection with GSRT’s solicitation of proxies for a vote by GSRT’s shareholders with respect to the Business Combination and other matters described in the Registration Statement. The Registrant Parties also plan to file other documents with the SEC regarding the business combination. After the Registration Statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of GSRT. INVESTORS OF GSRT AND TERRA INNOVATUM ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS RELATING TO THE BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Investors will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Registrant Parties once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by GSRT may be obtained free of charge by written request to GSRT at 5900 Balcones Drive, Suite 100, Austin TX 78731.

Participants in Solicitation

Each of the Registrant Parties, and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of GSRT is set forth in GSRT’s filings with the SEC. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction and a description of their direct and indirect interests will be set forth in the Registration Statement (and will be included in the proxy statement/prospectus) and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Current Report on Form 8-K are based on our current expectations and beliefs concerning future developments and their potential effects on GSRT and the other Registrant Parties. There can be no assurance that future developments affecting GSRT and the other Registrant Parties will be those that we have anticipated. Should one more or these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against GSRT, any of the Registrant Parties, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of GSRT or the SEC’s declaration of the effectiveness of the Registration Statement (which will including the proxy statement/prospectus contained therein) to be filed by the Registrant Parties or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability of PubCo to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Terra Innovatum as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination, including the reorganization described in the business combination agreement; (9) changes in applicable laws or regulations; (10) the possibility that the Registrant Parties or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the amount of redemption requests made by GSRT shareholders and (12) other risk factors described herein as well as the risk factors and uncertainties described in that certain prospectus of GSRT dated November 7, 2024 and GSRT’s other filings with the SEC, as well as any further risks and uncertainties to be contained in the proxy statement/prospectus filed after the date hereof. In addition, there may be additional risks that neither GSRT nor any of the other Registrant Parties presently know, or that GSRT or the other Registrant Parties currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward- looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

None of GSRT, the other Registrant Parties, any placement agent nor any of their respective affiliates, officers, employees or agents, makes any representation or warranty, either express or implied, in relation to the fairness, reasonableness, adequacy, accuracy, completeness or reliability of the information, statements or opinions, whichever their source, contained in this press release or any oral information provided in connection herewith, or any data it generates and accept no responsibility, obligation or liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information. GSRT, the other Registrant Parties and their respective affiliates, officers, employees and agents further expressly disclaim any and all liability relating to or resulting from the use of this press release and any errors therein or omissions therefrom. Further, the information contained herein is preliminary, is provided for discussion purposes only, is only a summary of key information, is not complete and is subject to change without notice.

In addition, the information contained in this Current Report on Form 8-K is provided as of the date hereof and may change, and neither GSRT nor the other Registrant Parties undertakes any obligation to update or revise any forward- looking statements, whether as a result of new information, inaccuracies, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Registrant Parties, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom.

Item 8.01 Other Events.

The disclosure set forth above in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Business Combination Agreement, dated as of April 21, 2025, by and among GSR III Acquisition Corp., Terra Innovatum s.r.l and such other parties that will sign joinders to the Agreement.

10.1	Sponsor Support Agreement, dated as of April 21, 2025, by and among GSR III Acquisition Corp., Terra Innovatum s.r.l, and GSR III Sponsor LLC.

10.2	Form of Amended and Restated Registration Rights Agreement.

99.1	Article, dated April 22, 2025.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2025

GSR III ACQUISITION CORP.

By:	/s/ Gus Garcia
Name:	Gus Garcia
Title:	Co-Chief Executive Officer